SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2003

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 31, 2003, Adaptec, Inc. issued a press release announcing it had entered into a definitive agreement to acquire EuroLogic Systems Group Limited, a provider of external and networked storage solutions. The transaction closed on April 2, 2003.  A copy of the March 31, 2003 press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)             Exhibits

The following exhibit is filed herewith:

Exhibit Nos.	Description of Exhibits
99.1	Press release dated March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

Date: April 11, 2003	By:	/s/ David A. Young
David A. Young
Vice President and Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Nos.	Description of Exhibits

99.1	Press release dated March 31, 2003.